Acquisition of Seaspan Management Services Limited (Tables)	6 Months Ended
Jun. 30, 2012
Aggregate Purchase Price, Excluding Potential Balance Sheet Adjustments

The aggregate purchase price, excluding potential balance sheet adjustments, was $97,705,000, including:

4,220,728 of the Company’s Class A common shares	$66,899
Contingent consideration	9,953
Settlement of intercompany balances	19,693
Stock based compensation (note 13)	1,160

Aggregate purchase price	$97,705

Summary of Estimated Fair Value of the Identifiable Assets Acquired and Liabilities Assumed

The following table summarizes the estimated fair value of the identifiable assets acquired and liabilities assumed:

Cash and cash equivalent	$23,911
Current assets	34,525
Other assets	5,335
Capital assets	678
Intangible assets	1,706
Goodwill	66,662

Total assets acquired	132,817
Debt assumed	5,000
Current liabilities	29,153
Other long-term liabilities	959

Net assets acquired	$97,705